Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   James E. Akins

                       Vote             Number
                       ----             -------------
                       FOR              1,294,994,115
                       WITHHELD            22,151,457

                   Arthur R. Gottschalk

                       Vote             Number
                       ----             -------------
                       FOR              1,294,874,667
                       WITHHELD            22,270,905

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -------------
                       FOR              1,295,094,187
                       WITHHELD            22,051,385

                   Daniel Pierce

                       Vote             Number
                       ----             -------------
                       FOR              1,295,557,764
                       WITHHELD            21,587,808


























          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 2

                   Fred B. Renwick

                       Vote             Number
                       ----             -------------
                       FOR              1,295,857,129
                       WITHHELD            21,288,443

                   John B. Tingleff

                       Vote             Number
                       ----             -------------
                       FOR              1,296,255,962
                       WITHHELD            20,889,610

                   Edmond D. Villani

                       Vote             Number
                       ----             -------------
                       FOR              1,295,637,130
                       WITHHELD            21,508,442

                   John G. Weithers

                       Vote             Number
                       ----             -------------
                       FOR              1,295,651,246
                       WITHHELD            21,494,326


          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -------------
                       FOR              1,284,000,236
                       AGAINST              6,347,077
                       ABSTAIN             26,798,259




          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 3

          Item 3:  New Investment Management Agreement













                   Kemper Total Return Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                269,023,310
                       AGAINST              9,460,132

                   Kemper Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                181,012,528
                       AGAINST              7,141,212

                   Kemper Small Cap Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 61,100,814
                       AGAINST              2,043,317

                   Kemper Small Cap Value Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 43,835,111
                       AGAINST              1,533,997

                   Kemper Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                114,843,711
                       AGAINST              2,814,935




          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 4

                   Kemper High Yield Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                261,779,879
                       AGAINST             13,405,916

                   Kemper Government Securities Portfolio

                       Vote             Number












                       ----             -------------
                       FOR                 66,104,125
                       AGAINST              5,095,802

                   Kemper International Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                117,596,288
                       AGAINST              4,664,314

                   Kemper Blue Chip Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  6,213,385
                       AGAINST                760,486

                   Kemper Global Income Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  1,956,451
                       AGAINST                160,093






          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 5

                   Kemper Horizon 20+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  8,481,243
                       AGAINST                196,028

                   Kemper Horizon 10+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 13,264,624
                       AGAINST                167,608

                   Kemper Horizon 5 Portfolio

                       Vote             Number
                       ----             -------------












                       FOR                  8,123,023
                       AGAINST                119,190

                   Kemper Value Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 76,040,136
                       AGAINST              2,049,041

                   Kemper Value+Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 31,891,023
                       AGAINST                942,982



















































          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 6

                   Kemper Investment Grade Bond Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  9,638,688
                       AGAINST                180,040


          Item 4:  New Sub-Advisory Agreement

                   Kemper International Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                116,969,348
                       AGAINST              5,291,354

                   Kemper Global Income Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  2,116,544
                       AGAINST                180,040

                  Kemper Horizon 20+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  8,481,243
                       AGAINST                296,028

                   Kemper Horizon 10+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 13,216,267
                       AGAINST                215,965

          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 7


                  Kemper Horizon 5 Portfolio













                       Vote             Number
                       ----             -------------
                       FOR                  8,123,023
                       AGAINST                119,190

                   Kemper Value+Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 31,852,788
                       AGAINST                981,217

          Item 6:  Amendment to Fund's Agreement and Declaration of Trust

                     Kemper Total Return Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                264,997,317
                       AGAINST             13,486,125

                   Kemper Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                178,616,353
                       AGAINST              9,537,386

                   Kemper Small Cap Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 60,390,667
                       AGAINST              2,753,464


          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 8

                   Kemper Small Cap Value Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 43,435,969
                       AGAINST              1,933,139

                   Kemper Money Market Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                111,767,419












                       AGAINST              5,891,228

                   Kemper High Yield Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                260,897,189
                       AGAINST             14,288,606

                   Kemper Government Securities Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 64,809,338
                       AGAINST              6,390,589

                   Kemper International Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                115,958,908
                       AGAINST              6,301,694





          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 9

                 Kemper Blue Chip Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  6,154,072
                       AGAINST                819,799

                   Kemper Global Income Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  2,116,544
                       AGAINST                      0

                   Kemper Horizon 20+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  8,563,960
                       AGAINST                213,311













                   Kemper Horizon 10+ Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 13,216,455
                       AGAINST                215,777

                   Kemper Horizon 5 Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  7,850,069
                       AGAINST                392,144





          Exhibit 77C
          Investors Fund Series
          Form N-SAR for the period ended 06/30/98
          File No. 811-5002
          Page 10

                   Kemper Value Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 75,525,536
                       AGAINST              2,563,641

                   Kemper Value+Growth Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                 31,746,004
                       AGAINST              1,088,001

                   Kemper Investment Grade Bond Portfolio

                       Vote             Number
                       ----             -------------
                       FOR                  9,675,966
                       AGAINST                142,762



          LKW|W:\FUNDS\NSAR.EXH\INFS\77C.698|081398